JAMES
                                    ADVANTAGE
                                      FUNDS
                                      [LOGO]

                                 Advised by James
                             Investment Research, Inc.





                                        o








                                 October 1, 1998
                                    Prospectus







                                        o








                             The Golden Rainbow Fund



                            The James Small Cap Fund



                          The James Market Neutral Fund

                                                                    PROSPECTUS
                                                               October 1, 1998

                            THE GOLDEN RAINBOW FUND
                            THE JAMES SMALL CAP FUND
                         THE JAMES MARKET NEUTRAL FUND
                                   P.O. Box 8
                               Alpha, Ohio 45301

              For Information, Shareholder Services and Requests:
                                 (800) 99 JAMES
                                 (800) 995-2637

The investment adviser to each series of the James Advantage Funds is James Investment Research, Inc. (the "Adviser"). Each Fund is a diversified, open-end mutual fund.

THE GOLDEN RAINBOW FUND: The investment objective of The Golden Rainbow Fund is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in equity and/or debt securities that the Adviser believes are undervalued. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (three to five years). The Fund is the successor entity to another mutual fund which was called The Golden Rainbow A James Advised Mutual Fund.

JAMES SMALL CAP FUND: The investment objective of the James Small Cap Fund is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with small market capitalizations. The Adviser selects stocks that it believes are undervalued and more likely to appreciate.

JAMES MARKET NEUTRAL FUND: The investment objective of the James Market Neutral Fund is to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that the Adviser believes are undervalued and more likely to appreciate, and selling short common stocks that the Adviser believes are overvalued and more likely to depreciate.

This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated October 1, 1998, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, ENTITY, OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
ANDEXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THESECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

SUMMARY OF FUND EXPENSES

The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in a Fund. The Golden Rainbow Fund Class A expenses are based upon actual expenses incurred during the most recent fiscal year, except that they have been restated to reflect current fee waivers and expense reimbursement. The Golden Rainbow Class C and Class R and the Small Cap Fund and Market Neutral Fund expenses are based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

The Golden Rainbow Fund, like most other mutual funds, pays all of its own operating expenses. The Adviser pays, from its management fee, all of the operating expenses of the Small Cap Fund and the Market Neutral Fund, except brokerage, taxes, interest, 12b-1 expenses, fees and expenses of non-interested person trustees and extraordinary expenses. As indicated in the expense table, the Trust utilizes a declining sales load for Class A Shares, a contingent deferred sales load ("CDSL") for Class C shares and a no-load, no 12b-1 fee structure for institutional investors for Class R Shares. Class R Shares are subject to a minimum purchase requirement of $1 million. Long-term Class A and Class C shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

                                               Class A   Class C    Class R
                                               Shares    Shares(b)  Shares(b)
SHAREHOLDER TRANSACTION EXPENSES(a)
Maximum Front End Sales Load
        Imposed on Purchases                   4.20%     None       None
Maximum CDSL Imposed on Purchases              None      1.00%(c)   None
Sales Load Imposed on Reinvested Dividends     None      None       None
Exchange Fee                                   None      None       None
Redemption Fee                                 None      None       None

(a) Persons who indirectly purchase Fund shares through intermediaries may pay fees charged by such intermediaries in addition to those shown above. Each Fund may charge a fee for wiring redemption proceeds.

(b) These classes have not yet commenced operations.

(c) If redeemed within one year of purchase.

ANNUAL FUND OPERATING EXPENSES
                                                                  Total Fund
                              Management    12b-1      Other       Operating
                                 Fee         Fee      Expenses     Expenses

Golden Rainbow Fund
  Class A Shares                .65%(b)     .25%        .10%         1.00%
  Class C Shares(a)             .65%(b)     .85%(e)     .75%         2.25%
  Class R Shares(a)             .65%(b)     .00%        .75%         1.40%

Small Cap Fund
  Class A Shares               1.21%(c)     .25%        .04%         1.50%
  Class C Shares(a)            1.21%(c)     .85%(e)     .04%         2.10%
  Class R Shares(a)            1.21%(c)     .00%        .04%         1.25%

Market Neutral Fund
  Class A Shares               1.66%(d)     .25%        .04%         1.95%
  Class C Shares(a)            1.66%(d)     .85%(e)     .04%         2.55%
  Class R Shares(a)            1.66%(d)     .00%        .04%         1.70%

(a)  As of October 1, 1998, these classes had not yet commenced operations.

(b) The Adviser's fee is equal to an annual rate of 0.74% of its daily net assets. Through June 30, 1999, the Adviser has agreed to waive a portion of its fee so that the fee after waiver will be 0.65%, and reimburse expenses to maintain total Class A operating expenses at or below 1.00% of average daily net assets. Absent reimbursement, it is estimated that other expenses for Class A through June 30, 1999 would be 0.17%, and total Class A operating expenses, absent reimbursement and fee waiver, would be 1.16% of average daily net assets.

(c) The Adviser's fee is equal to (i) an annual rate of 1.25% of the Fund's average net assets; minus (ii) the fees and expenses of the non-interested person trustees incurred by the Fund. Because trustee fees and expenses are estimated to be 0.04%, the Adviser's fee is estimated to be 1.21%.

(d) The Adviser's fee is equal to (i) an annual rate of 1.70% of the Fund's average net assets; minus (ii) the fees and expenses of the non-interested person trustees incurred by the Fund. Because trustee fees and expenses are estimated to be 0.04%, the Adviser's fee is estimated to be 1.66%.

(e) Of this amount, 0.75% is an assets based sales charge and 0.10% is a service fee.

EXAMPLE OF EXPENSE
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                 1 Year    3 Years    5 Years    10 Years
        Golden Rainbow Fund
        Class A Shares             $52       $73        $95        $159
        Class C Shares             $27       $50        $87        $190
        Class R Shares             $08       $24        $42         $93

        Small Cap Fund
        Class A Shares             $57       $87
        Class C Shares             $31       $66
        Class R Shares             $13       $40

        Market Neutral Fund
        Class A Shares             $61      $101
        Class C Shares             $36       $79
        Class R Shares             $17       $53

GOLDEN RAINBOW FUND FINANCIAL HIGHLIGHTS

On June 26, 1998, the Golden Rainbow Fund acquired the assets and liabilities of The Golden Rainbow A James Advised Mutual Fund (the "Predecessor Fund") in a tax free reorganization. As a result of this reorganization, the Golden Rainbow Fund assumed the financial history of the Predecessor Fund. The financial information in the table below has been audited by Deloitte & Touche LLP, independent auditors. The Golden Rainbow Fund had no operating history prior to the reorganization. The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without change.

The following table provides per share income and capital changes for a share of capital stock of the Fund outstanding from July 1, 1993 to June 30, 1998. Class C and Class R Shares of the Golden Rainbow Fund were not offered to the public during previous fiscal years. The Small Cap and Market Neutral Funds have no operating history.

                                                                                  Year Ended June 30,
                                                      -----------------------------------------------------------------------------
                                                         1998             1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $  19.31         $  17.56         $  18.27         $  16.67         $  17.81
                                                      --------         --------         --------         --------         --------
Income from investment operations:
        Net investment income                             0.65             0.66             0.73             0.69             0.66
        Net realized and unrealized gains
                (losses) on investments                   1.08             2.16             0.61             1.94            (0.89)
                                                      --------         --------         --------         --------         --------
Total from investment operations                          1.73             2.82             1.34             2.63            (0.23)
                                                      --------         --------         --------         --------         --------
Less distributions:
        From net investment income                       (0.65)           (0.68)           (0.74)           (0.68)           (0.66)
        From net realized gains on investments           (1.43)           (0.39)           (1.31)           (0.35)           (0.25)
                                                      --------         --------         --------         --------         --------
Total distributions                                      (2.08)           (1.07)           (2.05)           (1.03)           (0.91)
                                                      --------         --------         --------         --------         --------

Net asset value at end of period                      $  18.96         $  19.31         $  17.56         $  18.27         $  16.67
                                                      ========         ========         ========         ========         ========

Total return (a)                                          9.5%            16.5%             7.8%            16.6%           (1.5)%
                                                      ========         ========         ========         ========         ========

Ratios/Supplementary Data:

Ratio of net expenses to average net assets (b)          1.08%            1.09%            1.06%            1.04%            0.96%

Ratio of net investment income to average net assets     3.29%            3.63%            4.01%            4.05%            3.70%

Portfolio turnover rate                                    54%              56%              83%              48%              31%

Net assets at end of period (000's)                   $132,094         $157,183         $184,307         $191,473         $188,747

(a)  Total returns exclude the effect of applicable sales loads.

(b)  Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.23%, 1.24%,
     1.26%, 1.27%, and 1.24% for the years ended June 30, 1998, 1997, 1996, 1995 and 1994, respectively.

INVESTMENT OBJECTIVES AND STRATEGIES AND RISK CONSIDERATIONS

THE GOLDEN RAINBOW FUND:

The investment objective of the Golden Rainbow Fund is to provide shareholders with total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in equity and/or debt securities that the Adviser believes are undervalued. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (three to five years).

The Adviser does its own research using quantitative databases and statistical expertise. It utilizes a number of elements to help predict future stock and bond price movements. When selecting equity securities, the Adviser uses a proprietary investment model to select stocks that it believes are undervalued and more likely to appreciate. The Adviser focuses on value, neglect or limited following by Wall Street analysts, as well as on management commitment, and assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations.

Under normal circumstances, the Adviser expects that the Fund will hold both debt and equity securities, the proportions of which are not fixed, and may invest up to 90% of its assets in either debt or equity securities. The Adviser expects that the fixed income portion of the Funds portfolio will consist primarily of U.S. government securities or high grade corporate bonds. When the Adviser believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds. The Fund may invest in debt obligations of any maturity, consistent with the Funds anticipated needs for liquidity. The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, A or better by either Moodys Investors Service, Inc. ("Moody's") or Standard & Poors Ratings Group ("S&P"), or if unrated, determined by the Adviser to be of equivalent quality.

The Fund may invest in foreign markets by investing in the securities of non-United States issuers as well as through the purchase of mutual funds that invest in foreign securities. The Fund may also invest, without limitation, in money market instruments, repurchase agreements and "when issued" securities. The Fund may invest up to 10% of its net assets in other mutual funds.

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "hedging transactions").

THE SMALL CAP FUND:

The investment objective of the James Small Cap Fund is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with small market capitalizations. Under normal circumstances, the Fund will be fully invested (subject to liquidity needs) in small capitalization companies, defined by the Adviser as those companies with market capitalizations of $1.5 billion or less at the time of purchase. The Adviser will normally sell a security when the market capitalization exceeds $2 billion.

The Adviser uses the same proprietary investment model as it uses for the Golden Rainbow Fund to select stocks that it believes are undervalued and more likely to appreciate. The model evaluates thousands of small capitalization companies using the factors discussed above with respect to the Golden Rainbow Fund.

By investing primarily in small capitalization companies, the Fund will be subject to the risks associated with such companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. The Adviser seeks to reduce risk by focusing on securities it believes to be undervalued relative to the market; however, substantial concentrations in economic sectors might occur, and some issues may have liquidity concerns.

ADVISER'S HISTORICAL PERFORMANCE: The Adviser has been managing small capitalization securities since its origin in 1972 and has focused on this as a management style since July 1, 1996. The performance of all accounts with investment objectives, policies and strategies substantially similar to the Small Cap Fund appears below. The data is provided to illustrate past performance of the Adviser in managing such accounts, as compared to the Russell 2000 Index.

                                     Small Capitalization    Russell 2000
                                          Accounts(a)          Index(b)
                                     --------------------    ------------
        Year ended June 30, 1998            20.83%              15.45%
        Year ended June 30, 1997            23.07               15.16
        Since inception July 1, 1996        21.94               15.30

(a) On July 1, 1996, the Adviser began managing this style with one account totaling $200,000. As of June 30, 1998, the composite consisted of nine accounts totaling approximately $3.5 million. The composite rate of return is asset weighted, reflecting the relative size of each eligible account, at the beginning of the relevant period. Performance figures reflected are net of the estimated management fees of the Small Cap Fund (not the actual management fees charged to the accounts) and all other expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS).

(b) The Russell 2000 Index is a widely recognized index of market activity based on the aggregate performance of small to mid-sized publicly traded common stocks. The Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the Index do not reflect deduction of transaction costs or expenses, including management fees.

The performance of the accounts managed by the Adviser does not represent the historical performance of a Fund and should not be considered indicative of future performance of a Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for different periods may vary.

THE JAMES MARKET NEUTRAL FUND:

The investment objective of the James Market Neutral Fund is to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that the Adviser believes are undervalued and more likely to appreciate, and selling short common stocks that the Adviser believes are overvalued and more likely to depreciate.

The term "selling short" means the Fund sells a stock that it does not own, borrows the same stock from a broker or other institution to complete the sale, and buys the same stock at a later date to repay the lender. If the stock is overvalued, and the price declines before the Fund buys the stock, the Fund makes a profit. If the price of the stock increases before the Fund buys the stock, the Fund loses money. The Adviser's strategy of using short positions in overvalued stocks along with long positions (purchases) in undervalued stocks is intended to reduce the effects of general market movements on the Fund's performance, although there is no assurance that the Adviser will be able to do so.

The risk of losing money due to general market movements is called market risk. The risk that the Adviser will fail to correctly identify overvalued and undervalued stocks is called stock selection risk. Investors in common stocks are exposed to both market risk and stock selection risk. The Adviser's market neutral strategy seeks to limit market risk by taking long positions (i.e., owning) and short positions in different stocks. The Fund's return will depend on the Adviser's ability to maintain a portfolio of stocks that increase in value more (or decline less) than the stocks which the Adviser has sold short.

The success of this strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Fund may experience losses regardless of the overall performance of the stock markets. In strong "bull" markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund's short positions will likely lose money. The Adviser uses its proprietary investment model as the primary method of selecting stocks for the Fund's portfolio. The model evaluates over 6,000 companies of all capitalization ranges using the factors and techniques discussed above with respect to The Golden Rainbow Fund. The Adviser will attempt to diversify the Fund among industries and market sectors, but this is a secondary consideration.

The Market Neutral Fund will hold short positions in stocks which, in the aggregate, will approximately equal the long positions in the Fund. Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not be equal and can become unequal to a significant degree. For example, if the Fund is successful, it is likely that the long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the Fund. It is the intention of the Adviser to take action to rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches proprietary thresholds, pre-established by the Adviser. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

When selling securities short, the Market Neutral Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. It is the intention of the Adviser that the Market Neutral Fund not borrow money to provide this collateral. Therefore, the Fund will always maintain high levels of cash or high grade liquid assets (e.g., U.S. Treasury bills, money market funds, repurchase agreements, certificates of deposit and high quality commercial paper) for collateral needs.

The Market Neutral Fund engages in short selling activities which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk.

The Adviser attempts to control the risk inherent in short selling through several processes. One way is to decrease the relative weighing of each stock sold short while increasing the number of shorted stocks, thus reducing the impact each stock has on overall performance without reducing the market neutrality of the Fund. The Adviser also employs various proprietary procedures to eliminate stocks which have risen in price above a loss threshold. However, investors must be aware of the intrinsic risk involved in the Market Neutral Fund and be cognizant that any strategy which includes selling stocks short can suffer significant losses.

In addition to common stocks of U.S. companies, the Funds long and short positions may involve American Depositary Receipts. See "Investment Policies and Techniques" for more information on American Depositary Receipts and other securities in which the Fund may invest.

THE ADVISOR'S HISTORICAL PERFORMANCE: The Adviser has been managing an account using its market neutral strategy since October 31, 1995. The account has an investment objective and investment policies and strategies substantially similar to the Market Neutral Fund. The performance of the account is provided below to illustrate past performance of the Adviser in managing the account, as compared to 90-day U.S. treasury bill return, which the Adviser considers to be an approximation of the risk-free rate of return.

                                 Market Neutral Account(a)    90 Day T-bills(b)
                                 ----------------------       --------------
Year ended June 30, 1998                 24.84%                    3.71%
Year ended June 30, 1997                 13.05                     3.66
Since inception October 31, 1995         14.19                     3.67

(a) On October 31, 1995, the account totaled $500,000. As of June 30, 1998, the account totaled approximately $740,000. Performance figures reflected are net of the estimated management fees of the Market Neutral Fund (the account was not charged a management fee) and all other expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance complies with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS).

(b) An investment in 90 day U.S. Treasury Bills is different from an investment in the Fund or in the Account because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital. It has been standard for market neutral managers of private accounts, including the Adviser, to use the 90 day Treasury Bill as a benchmark. Traditional benchmarks for stock funds are not appropriate because market neutral returns are not tied to the direction of the stock market. Moreover, part of the return from a market neutral strategy is from interest on the proceeds from short sales, which often approximates the 90 day Treasury Bill return. Unlike Treasury Bills, however, please keep in mind that market neutral investing involves substantial risk. Stock prices are more volatile and there is a risk of losing your capital.

The performance of the account managed by the Adviser does not represent the historical performance of a Fund and should not be considered indicative of future performance of a Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary.

GENERAL:

For temporary defensive purposes under adverse market conditions, each Fund may hold all or a substantial portion of its assets in short term U.S. Government or high quality money market instruments; repurchase agreements collateralized by such securities; money market funds or other cash equivalents. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If a Fund acquires securities of another mutual fund, including a money market fund, the shareholders of the Fund will be subject to additional management fees. See "Investment Policies and Techniques" for a more detailed discussion of each Fund's investment practices.

As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained.

HOW TO INVEST IN THE FUNDS

Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment in the Fund of $2,000 ($500 for qualified plans and $1 million for Class R). Shares of each Fund are offered continuously at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund plus any applicable sales charge.

INITIAL PURCHASE

You may open an account and make an initial investment through securities dealers having a sales agreement with CW Fund Distributors, Inc., the Funds distributor (the "Distributor"). You may also make a direct initial investment by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the appropriate Fund, to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

         U.S. MAIL:                      OVERNIGHT:
         The James Advantage Funds       The James Advantage Funds
         P.O. Box 5354                   312 Walnut Street, 21st floor
         Cincinnati, Ohio 45201-5354     Cincinnati, Ohio 45202

The sales charge, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class C shares). The Class R Shares are designed for institutional investors and are sold at net asset value with no front-end sales load, no contingent deferred sales load and no Rule 12b-1 charge. When placing purchase orders, investors should specify the name of the Fund and whether the order is for Class A, Class C or Class R Shares. All purchase orders that fail to specify a Class will automatically be invested in Class A Shares.

CLASS A SHARES

Class A shares of each Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales load as shown in the table below. Class A shares are subject to a continuing .25% annual distribution fee.

                              Sales Load as % of:
--------------------------------------------------------------------------------
                                     Public      Net        Dealer Reallowance
                                    Offering    Amount           as % of
Amount of Investment                  Price    Invested    Public Offering Price
--------------------------------------------------------------------------------
Less than $50,000                     4.20%      4.38%            3.70%
$50,000 but less than $100,000        4.00%      4.18%            3.50%
$100,000 but less than $250,000       3.50%      3.65%            3.00%
$250,000 but less than $500,000       2.50%      2.61%            2.00%
$500,000 but less than $1,000,000     2.00%      2.09%            1.50%
$1,000,000 or more                     .50%       .52%             .30%
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares are offered at net asset value, without initial sales charge, subject to a maximum annual distribution fee of 1% (of which .75% is an asset based sales charge and .25% is a service fee). The current authorized distribution fee is .85%. Class C shares are subject to a CDSL of 1% if redeemed within one year of the purchase date.

CLASS R SHARES

Class R Shares are no-load and are not subject to distribution fees or service fees. Class R shares are available to those investing $1 million or more.

ADDITIONAL PURCHASES

After an initial investment in a Fund, you may purchase additional shares of the Fund at any time either through a securities dealer or by sending a check payable to the applicable Fund to the address listed above. You may also purchase shares of a Fund by bank wire. Please telephone Countrywide Fund Services, Inc. (the "Transfer Agent") at 800-995-2637 for instructions. The bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement. All additional purchases are made at public offering price next determined after receipt of a purchase order by the Trust, plus any applicable sales charge. If a broker-dealer received concessions for selling shares of a Fund to a current shareholder, such broker-dealer will receive the concessions with respect to additional investments by the shareholder.

GENERAL PURCHASE INFORMATION

Shares of a Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors and employees of the Funds, the Adviser, or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such persons should request instructions on how to invest or redeem from the Distributor.

Under certain circumstances, the Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of a Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

You may purchase Class A shares without a sales charge at net asset value if you are within the following specified categories of investors: officers, service providers and current and former trustees of the Trust; full-time and retired employees of the Adviser and subsidiaries thereof, or their immediate family members; persons who, for at least 90 days, have been an officer, director or employee of any authorized dealer with a sales agreement, or their immediate family members; officers and directors of banks, bank holding companies or other financial institutions that make a Fund's shares available directly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; and clients of investment advisers, financial planners or other financial intermediaries.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate the Distributor for distribution costs associated with each Fund and to an annual service fee to compensate authorized dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from authorized dealers. In deciding between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by authorized dealers against the annual service fee imposed upon the Class A Shares.

Shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Distributor by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that days public offering price. Direct investments received after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between the investor and the dealer placing the order.

AUTOMATIC INVESTMENT PLAN

The Funds offer current shareholders who receive a quarterly statement from the Funds' Distributor the convenience of automatic monthly investing. On the 15th (or the business day prior to the 15th if it falls on a weekend or holiday) or last business day of each month, the amount you specify will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

Each Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by written notice to the Transfer Agent thirty (30) days prior to fund transfer date. Because a sales charge is applied on new shares purchased, it would be disadvantageous to purchase shares while also making withdrawals.

RIGHT OF ACCUMULATION AND LETTER OF INTENT (CLASS A SHARES ONLY)

A Fund shareholder may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the James Advantage Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above.

A Fund shareholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust, estate or other fiduciary account. All investments in retail shares of the Fund count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, the first 5% of the intended purchase will be held in escrow until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of shares will be redeemed by the Fund if the shareholder does not pay the increased sales charge. Please see the Statement of Additional Information for further details.

OTHER PURCHASE INFORMATION

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

HOW TO REDEEM SHARES

Shareholders may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as the shareholder's name appears on the Trusts account records. Upon receipt by a Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. See "Share Price Calculation." Neither the Distributor nor the Fund charges a fee or a commission for redemption, except that the Fund may charge a fee for wiring redemption proceeds and Class C shares may be subject to a CDSL charge (see "How to Invest in the Fund").

A shareholder may also redeem shares by placing a wire redemption request through a securities broker or dealer. Shareholders will receive the net asset value per share next determined after receipt by the Transfer Agent of the wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If written instructions so indicate, redemption procedes may be wired to an account at a domestic bank or financial institution. The Fund's custodian charges a processing fee for wire redemptions. All charges will be deducted from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Payment is normally made within three business days after receipt of a proper redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has cleared, which may take up to fifteen calendar days from the purchase date. To eliminate this delay, shareholders may purchase shares of a Fund by certified check or wire.

The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. The procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

SIGNATURE GUARANTEE - The Transfer Agent will require a signature guarantee if the shares to be redeemed have a value of $25,000 or more, or if the address where the redemption is to be mailed is other than that designated on the account. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an eligible guarantor prior to signing.

ADDITIONAL INFORMATION - Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in a Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in a Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

FREE REPURCHASE AND SYSTEMATIC WITHDRAWAL AND DIRECT DEPOSITS

FREE REPURCHASE

A shareholder who has redeemed shares may repurchase shares at net asset value without incurring the applicable sales charge. Such a purchase must be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption within one year of the redemption. This feature may be exercised by a shareholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as specified by the shareholder. To establish a SWP all distributions must be reinvested in additional shares. Such payments are drawn from the proceeds of the redemption shares held in the shareholders account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a shareholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The shareholder by written instructions to the Transfer Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Transfer Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Transfer Agent on 60 days' notice in writing to the shareholder. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

DIRECT DEPOSITS

Shareholders can have dividends or SWP redemption proceeds deposited electronically into a bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must (1) fill out the appropriate section of the application attached to this Prospectus and
(2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Transfer Agent has received the application and the voided check, the shareholder's dividends and redemptions will be credited to the designated bank account. A shareholder may terminate a direct deposit program at any time by written notice to the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of a James Advantage Fund may be exchanged for shares of the same class of any of the James Advantage Funds. Shareholders may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as the shareholder's name appears on the Trust's account records. Exchanges may also be requested by telephone. If a shareholder is unable to execute a transaction by telephone (for example during times of unusual market activity) the shareholder should consider requesting the exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of Funds then offered for sale in the shareholder's state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause the shareholder to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

SHARE PRICE CALCULATION

The value of an individual share in a Fund (the net asset value) is calculated by dividing the total value of the Funds investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when market quotations are not readily available. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Unless a shareholder has elected otherwise, income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

For federal income tax purposes, dividends paid by each Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. All distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

On the application or other appropriate form, the Funds will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

OPERATION OF THE FUNDS

Each Fund is a diversified series of The James Advantage Funds, an open-end management investment company organized as an Ohio business trust on August 29, 1997. This prospectus offers shares of each Fund and each share represents an undivided, proportionate interest in a Fund. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services.

The Funds retain James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") to manage the Funds' investments. The investment decisions for the Funds are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of each Fund's portfolio. The Adviser is owned by Francis E. James, Ph.D., who established it in 1972. The Adviser provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals.

The Golden Rainbow Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.74% of its average daily net assets, and the Adviser has agreed to waive a portion of its fee so that through June 30, 1999 the fee after waiver will be 0.65%. The Golden Rainbow Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

The Adviser is authorized to receive a fee (a) equal to an annual rate of 1.25% of the average daily net assets of the Small Cap Fund and 1.70% of the Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the applicable Fund. The Adviser is responsible for the payment of all operating expenses of the Small Cap Fund and the Market Neutral Fund, except for brokerage fees and commissions, taxes, interest, 12b-1 expenses, fees and expenses of non-interested person trustees and extraordinary expenses.

The Funds retain Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent and to provide accounting and pricing services. The Funds also retain the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. For its services as administrator, the Transfer Agent receives a monthly fee at an annual rate of .10% of each Fund's average daily net assets up to $25 million; .075% of such assets from $25 million to $50 million; and .05% of such assets in excess of $50 million, subject to a minimum monthly fee of $1,000. The Funds retain CW Fund Distributors, (the "Distributor") Inc. 312 Walnut Street, Cincinnati, Ohio 45202, to act as the principal distributor of each Fund's shares. The Transfer Agent and the Distributor are wholly-owned indirect subsidiaries of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

DISTRIBUTION PLANS

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act (the "1940 Act") for Class A and Class C shares (collectively, the Plans) which permits a Fund to pay for certain distribution and promotion expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for shareholders of the Fund, but such fees shall not, when aggregated with other expenses reimbursed to the Distributor in accordance with the Plan, exceed the maximum 12b-1 fee set forth in the table on pages 2-3 of this Prospectus. The Plans conform to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans. Each Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested Trustees. The scope of the foregoing shall be interpreted by the Trustees, which decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Trustees, the following activities are hereby declared to be primarily intended to result in the sale of shares of the applicable Fund: advertising the Fund or the Adviser's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities (including the Adviser) and servicing personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expense, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Trustees; and the financing of any activity for which payment is authorized by the Trustees. Pursuant to the Plan, each Fund through authorized officers may make similar payments for marketing services and shareholder services to non-broker-dealers who enter into service agreements with the Fund.

The maximum amount payable by a Fund under the Plan and related agreements on an annual basis for Class A shares is .40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or a Fund, the maximum amount payable to any recipient is .20%, on an annualized basis, of the portion of daily net assets represented by such person's customers. The maximum amount payable for Class C shares is 1.00% of its average daily net assets for the year (of which
 .75% is an asset based sales charge and .25% is a service fee). The Board of Trustees have currently authorized a .75% asset based sales charge and a .10% service fee for Class C shares. The Board of Trustees may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses.

Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

INVESTMENT POLICIES AND TECHNIQUES

This section contains general information about various types of securities and investment techniques that the Funds may purchase or employ. For more information, see the Statement of Additional Information.

EQUITY SECURITIES

Each Fund may invest in common stock. In addition to common stock, the Golden Rainbow Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poors Corporation ("S&P") or by Moodys Investors Services, Inc. ("Moody's").

FOREIGN SECURITIES

The Golden Rainbow Fund may invest up to 30% of its assets in foreign equity and fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets). This category may also include American and European depository receipts ("ADR's" and "EDR's"). The Small Cap Fund and Market Neutral Fund may invest without limitation in ADR's. These securities are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

U.S. GOVERNMENT OBLIGATIONS

Each Fund may invest in U.S. government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

LOANS OF SECURITIES

Each Fund may make short and long term loans of its portfolio securities in order to realize additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in responses to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. A Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

HEDGING AND ASSOCIATED RISKS

The Golden Rainbow Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to hedging transactions. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Transactions involving financial futures and options thereon will be purchased, sold or entered into by the Golden Rainbow Fund only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Golden Rainbow Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Funds Custodian, cash or liquid portfolio securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

GENERAL

Each Fund may borrow from time to time on a temporary basis and may utilize reverse repurchase agreements. A Fund's borrowings, including reverse repurchase agreements, will be limited to 5% of its net assets. The borrowing of securities for short sales is excluded for purposes of this limitation. The Market Neutral Fund and Small Cap Fund may normally invest up to 15% and the Golden Rainbow Fund may normally invest up to 5% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.

The Market Neutral Fund may invest up to 5% of its net assets in each of the following: futures contracts, options on futures contracts, caps, floors or collars. Some of the risks associated with these securities are discussed above with respect to the Golden Rainbow Fund, although the Market Neutral Fund can use these securities for speculative, non-hedging purposes. For more information, see the Statement of Additional Information.

GENERAL INFORMATION

FUNDAMENTAL POLICIES

The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the applicable Fund. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in a Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

PORTFOLIO TURNOVER

Neither the Golden Rainbow Fund nor the Small Cap Fund intends to purchase or sell securities for short term trading purposes. Each Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The portfolio turnover rate is not expected to exceed 100% for the Small Cap Fund or the Golden Rainbow Fund and 300% for the Market Neutral Fund. The Market Neutral Funds higher turnover rate will result in correspondingly greater brokerage commission expenses and may result in the realization of additional capital gains for tax purposes.

SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

It is anticipated that Fifth Third Bank, Dayton, Ohio, acting as either trustee, investment agent or custodian for its clients, will own almost all of the Golden Rainbow Fund's shares and may be deemed to control the Fund. While Fifth Third has the legal right in certain situations to vote on behalf of its clients, it is anticipated that Fifth Third will contact its clients and vote in accordance with their preferences.

Prior to the offering made by this Prospectus, Francis E. James, Ph.D., purchased all of the outstanding shares of the Small Cap and Market Neutral Funds and may be deemed to control each Fund.

PERFORMANCE INFORMATION

Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Each Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barrons). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poors (S&P) 500 Index, the Dow Jones Industrial Average or the Russell 2000 Index.

As described above in the section titled "The Funds", The Golden Rainbow Fund is the successor to another mutual fund referred to herein as the Predecessor Fund. The Predecessor Fund is the successor to the portfolio of two common trust funds managed by the Adviser. At the Predecessor Fund's commencement of operations, the assets from both common trust funds were transferred to the Predecessor Fund in exchange for Class A shares. The Adviser has represented that The Golden Rainbow Fund's and Predecessor Fund's investment objectives, policies and limitations are in all material respects identical to those of both common trust funds.

The Golden Rainbow Fund's average annual total returns for the 1, 5 and 10 year periods ending June 30, 1998 were 4.87%, 8.62% and 9.95%, respectively. The Golden Rainbow Fund's average annual total return for the period September 30, 1984 (commencement of operations) through June 30, 1998 was 13.19%. The quoted performance data includes the performance of the Predecessor Fund. The quoted performance data also includes the performance of the common trust funds for the periods before the Predecessor Fund's registration statement became effective, as adjusted to reflect the Predecessor Fund's estimated expenses as set forth in its original prospectus. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

THE ADVERTISED PERFORMANCE DATA OF EACH FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY A FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.


Account Application                                                             ACCOUNT NO.   _____________________
(Check appropriate Fund)                                                                       (For Fund Use Only)

o  The Golden Rainbow Fund (31)         $_______                             FOR BROKER/DEALER USE ONLY
o  The James Small Cap Fund (J1)        $_______                             Firm Name:____________________________________________
o  The James Market Neutral Fund (J2)   $_______                             Home Office Address:__________________________________
                                                                             Branch Address: ______________________________________
Please mail account application to:                                          Rep Name & No.: ______________________________________
The James Advantage Funds                                                    Rep Signature:________________________________________
P.O. Box 5354
Cincinnati, Ohio 45201-5354


o Check or draft enclosed payable to the Fund(s) designated above.

o  Bank Wire From:_________________________________________________________________________________________________________________

o  Exchange From:__________________________________________________________________________________________________________________
                                                                                              (Fund Account #)
Account Name                                                                    S.S. #/Tax l.D.#

__________________________________________________________________________      ___________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account please list minor's
                                                                                 S.S.#)

__________________________________________________________________________      Citizenship:    o  U.S.
Name of Joint Tenant, Partner, Custodian                                                        o  Other________________________

Address                                                                         Phone

__________________________________________________________________________      (   )_____________________________
Street or P.O. Box                                                              Business Phone

__________________________________________________________________________      (   )_____________________________
City                                      State              Zip                Home Phone

Check Appropriate Box:  o Individual   o Joint Tenant (Right of survivorship presumed)   o Partnership   o Corporation   o Trust
o Custodial     o Non-Profit    o Other

Occupation and Employer Name/Address_______________________________________________________________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

TAXPAYER IDENTIFICATION NUMBER-- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:
o  I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
   subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
   Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o Share Option --  Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option --   Income distributions and capital gains distributions paid in cash.
                   o By Check o By ACH to my bank checking or savings account. Please attach a voided check.

REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the James
                        Advantage Funds.

                       Account Number/Name                                                    Account Number/Name
   _____________________________________________________________                   _____________________________________________
   _____________________________________________________________                   _____________________________________________
   _____________________________________________________________                   _____________________________________________

Letter of Intent:  (Class A shares only)

o   I agree to the Letter of Intent in the current Prospectus of The James Advantage Funds.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ________________ 19 _____
    (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Funds at least equal to (check appropriate box):

        o $50,000       o $100,000      o $250,000      o $500,000      o  $1,000,000

SIGNATURES

By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide
Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this
Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release The James Advantage Funds, James Investment Research, Inc., CW Fund Distributors, Inc., Countrywide Fund
Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.




     ____________________________________________________________________         ________________________________________________
        Signature of Individual Owner, Corporate Officer, Trustee, etc.                 Signature of Joint Owner, if Any




     ___________________________________________________________________          ________________________________________________
        Title of Corporate Officer, Trustee, etc.                                                       Date



              NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
               Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Funds)
The Automatic Investment Plan is available to current shareholders who receive a quarterly statement from the Funds' distributor.
There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be
$100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the (check the appropriate Fund.)     ABA Routing Number_________________________

o  Golden Rainbow Fund  o  James Small Cap Fund o  James Market Neutral Fund         FI Account Number__________________________

                                                                                     o  Checking Account     o  Savings Account
_____________________________________________________________
Name of Financial Institution (FI)                                                   Please make my automatic investment on:

                                                                                     o  the last business day of each month
_____________________________________________________________                        o  the 15th day of each month
City                                    State                                        o  both the 15th and last business day


X____________________________________________________________                        X_____________________________________________
 (Signature of Depositor EXACTLY as it appears on FI Records)                             (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

        Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:

     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount.
CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.

SYSTEMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Funds)
This is an authorization for you to withdraw $____________ from my mutual fund account beginning the last business day of the month of ___________________.

Please Indicate Withdrawal Schedule (Check One):                                         Please Indicate Which Fund:

o       Monthly -- Withdrawals will be made on the last business day of each month.      o  Golden Rainbow Fund
o       Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.    o  James Small Cap Fund
                                                                                         o  James Market Neutral Fund

Please Select Payment Method (Check One):
o       Exchange:  Please exchange the withdrawal proceeds into another account number.   ___ ___-___ ___ ___ ___ ___ ___ ___
o       Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
o       ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
        below.  I understand that the transfer will be completed in  two to three business days and that there is no charge.
o       Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is a $9.00 fee.

        Please attach a voided          ___________________________________________________________________________________________
        check for ACH or bank wire      Bank Name                                 Bank Address

                                        ___________________________________________________________________________________________
                                        Bank ABA#                                 Account #                       Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee______________________________________________________________________________________________________________________

Please send to:____________________________________________________________________________________________________________________
                     Street address                                      City                State                   Zip

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of The James Advantage Funds (the "Trust") and that

___________________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint
Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the
Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                            Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


___________________________________________________________________________________________________________________________________
                                                       (Name of Organization)

incorporated or formed under the laws of___________________________________________________________________________________________
                                                               (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                Name                                                           Title

          ________________________________________________                    __________________________________________


          ________________________________________________                    __________________________________________


          ________________________________________________                    __________________________________________


Witness my hand and seal of the corporation or organization this____________________________day of____________________, 19_______


          ________________________________________________                    __________________________________________
                          *Secretary-Clerk                                      Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
jamesfunds@jir-inc.com
o
CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202
o
TRANSFER AGENT
Countrywide Fund Services, Inc.
312 Walnut Street
Cincinnati, Ohio 45202
o
INDEPENDENT AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza, N.E.
Dayton, Ohio 45402
o
DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202
o
LEGAL COUNSEL
Brown, Cummins & Brown Co., L.P.A.
3500 Carew Tower, 441 Vine Street
Cincinnati, Ohio 45202

TABLE OF CONTENTS
-------------------------------------------
Summary of Fund Expenses                  2
Golden Rainbow Fund Financial Highlights  4
Investment Objective and
     Strategies and Risk Considerations   5
How to Invest in the Funds                9
How to Redeem Shares                     12
Free Repurchase and Systematic
     Withdrawal and Direct Deposits      13
Share Price Calculation                  14
Dividends and Distributions              15
Taxes                                    15
Operation of the Funds                   16
Distribution Plans                       17
Investment Policies and Techniques       18
General Information                      21
Performance Information                  21

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by The Golden
Rainbow Fund, The James Small Cap Fund, and
The James Market Neutral Fund. This Prospectus does not constitute an offer by the Funds to sell shares in any state to any person to whom it is unlawful to make such offer in such state.

                             THE GOLDEN RAINBOW FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                 October 1, 1998










         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated October 1, 1998. A copy of the Prospectus can be obtained by writing the Transfer Agent at 312 Walnut Street, Cincinnati, Ohio 45202, or by calling 888-99 JAMES (888-995-2637).

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                    PAGE


   DESCRIPTION OF THE TRUST........................................  1

   ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
   AND RISK CONSIDERATIONS.........................................  2
            A.       Illiquid Securities...........................  2
            B.       Borrowing and Leverage; Reverse Repurchase
                     Agreements....................................  2
            C.       Hedging Transactions..........................  3

   INVESTMENT LIMITATIONS.......................................... 14

   SHARES OF THE FUND.............................................. 17

   LETTER OF INTENT................................................ 18

   THE INVESTMENT ADVISER.......................................... 19

   TRUSTEES AND OFFICERS........................................... 20

   PORTFOLIO TRANSACTIONS AND BROKERAGE............................ 21

   DISTRIBUTION PLANS.............................................. 22

   DETERMINATION OF SHARE PRICE.................................... 23

   INVESTMENT PERFORMANCE.......................................... 23

   CUSTODIAN....................................................... 24

   TRANSFER AGENT.................................................. 25

   INDEPENDENT AUDITORS............................................ 25

   DISTRIBUTOR..................................................... 25

   FINANCIAL STATEMENTS............................................ 25

DESCRIPTION OF THE TRUST

         The Golden Rainbow Fund (the "Fund") was organized as a series of The James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of Funds currently authorized by the Trustees.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Funds" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

         As of September 18, 1998, Citizens Federal Bank F.S.B., One Citizens Federal Centre, Dayton, Ohio 45402, owned of record 89.2% of the outstanding Class A shares of the Fund. Citizens Federal Bank F.S.B. may be deemed to control the Fund as a result of its beneficial ownership of shares of the Fund. As of September 18, 1998, the officers and Trustees of the Fund as group owned less than 1% of the outstanding shares of the Fund.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objective and Strategies and Risk Considerations" and "Investment Policies and
Techniques").

         A.   Illiquid Securities.

         The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         B.   Borrowing and Leverage; Reverse Repurchase Agreements.

         The Fund may borrow from banks up to 5% of its total assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its total assets.

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         If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

         C.   Hedging Transactions.

         The Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to its need, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

         The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currently other than with respect to proxy hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

         The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency- denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC- issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount excess the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. Diversification. The Fund will comply with the standards for diversification as required by the then current Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         With respect to the Fund's diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

         1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.

Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

         5. Short Sales. The Fund will not effect short sales of securities.

         6. Illiquid Securities. The Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

SHARES OF THE FUND

         Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A shares only, but others may be offered in the future. The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

         For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

         The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans. In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

LETTER OF INTENT

         A shareholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by an escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder.

THE INVESTMENT ADVISER

         The Fund's investment adviser is James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser"). Francis E. James, Jr. is the controlling shareholder of the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.74% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period June 26, 1998 (commencement of operations for the Fund) to June 30, 1998, the Trust paid the Adviser $10,681 on behalf of the Fund.

         The Adviser retains the right to use the names "Golden Rainbow", "James Advantage" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Golden Rainbow," and "James Advantage" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.
==============================================================================
 Name, Address and Age                    Positions with the Trust
------------------------------------------------------------------------------
* Barry R. James, CFA                     President and a Trustee of the
P.O. Box 8                                Trust; Executive Vice
Alpha, Ohio  45301                        President, James Investment
Age: 42                                   Research, Inc. (1985 to
                                          Present); President, James
                                          Capital Alliance, Inc.,
                                          Cincinnati, Ohio (1992 to
                                          Present).
------------------------------------------------------------------------------
Thomas L. Mangan                          Vice President, Treasurer and
P.O. Box 8                                Secretary of the Trust; Vice
Alpha, Ohio  45301                        president, James Investment
Age: 49                                   Research, Inc. (1994 to
                                          Present); senior vice
                                          president, Fuji
                                          Securities, Inc.,
                                          Chicago, Illinois
                                          (prior to 1994).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Anthony P. D'Angelo                       Trustee of the Trust;
Dept. of the Air Force,                   Professor, Graduate School of
Building 641                              Logistics and Acquisition
2950 P Street                             Management, Air Force Institute
Wright-Patterson AFB OHIO                 of Technology, Wright-Patterson
45433-7765                                AFB, Ohio (1983 to present).
Age: 68
------------------------------------------------------------------------------
Hazel L. Eichelberger                     Trustee of the Trust; Retired
9438 Atchison Road                        Sr. Vice President, Citizens
Dayton, Ohio  45458                       Federal Bank, Dayton, Ohio
Age: 61                                   (1955 to 1997).
------------------------------------------------------------------------------
James F. Zid                              Trustee of the Trust; Retired
1083 N. Collier Blvd.                     Partner, Ernst & Young, LLP,
Marco Island, Florida 34145               Columbus, Ohio (1968 to 1993).
Age: 64
==============================================================================

         Trustee fees are Trust expenses. The following table estimates the Trustees' compensation for the first full year of the Trust ending June 30, 1999.

===============================================================================
                                  TOTAL COMPENSATION FROM TRUST (THE TRUST IS
      NAME                                 NOT IN A FUND COMPLEX)
-------------------------------------------------------------------------------
Barry R. James, CFA                                $0
-------------------------------------------------------------------------------
Anthony P. D'Angelo                              $4,200
-------------------------------------------------------------------------------
Hazel L. Eichelberger                            $4,200
-------------------------------------------------------------------------------
James F. Zid                                     $4,200
===============================================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Orders placed for the Fund will not be combined ("blocked") with other orders.

DISTRIBUTION PLANS

         With respect to the Fund, the Trust has adopted a Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Distributor to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amounts payable by the Fund under the Plans are described in the Prospectus.

         The Plans, the Distribution Agreement, the Selling Agreements and Service Agreements of the Fund have been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders on June 25, 1998. Continuation of the Plans and the related agreements must be approved annually in the same manner, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the respective class' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

         For the period from June 26, 1998 (commencement of operations of the Fund) to June 30, 1998, the Trust incurred $3,602 under the Plan on behalf of the Class A shares fo the Fund for payments to broker-dealers and others for the sale or retention of Fund shares.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:     P     =    a hypothetical $1,000 initial investment
           T     =    average annual total return
           n     =    number of years
           ERV   =    ending redeemable value at the end of the
                      applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Stock Index or a blend of stock and bond indices.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used. The average annual total return of Class A shares for the one, five and ten year periods ended June 30, 1998, and the period from commencement of operations (September 30, 1984) to June 30, 1998, was 4.87%, 8.62%, 9.95% and 13.19%, respectively.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. As Custodian, Star Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Countrywide also provides the Fund with certain monthly reports, record-keeping and other management related services.

INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1999. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. For its services, the Distributor receives an annual fee of $5,000.

FINANCIAL STATEMENTS

         The financial statements and independent auditors report required to be included herein are hereby incorporated by reference to the Annual Report of The Golden Rainbow Fund for the year ended June 30, 1998.

                            THE JAMES SMALL CAP FUND
                          THE JAMES MARKET NEUTRAL FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                 October 1, 1998










         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated October 1, 1998. A copy of the Prospectus can be obtained by writing the Transfer Agent at 312 Walnut Street, Cincinnati, Ohio 45202, or by calling 888-99 JAMES (888-995-2637).

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                   PAGE


         DESCRIPTION OF THE TRUST...................................  1

         ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND
         RISK CONSIDERATIONS........................................  1

         INVESTMENT LIMITATIONS.....................................  5

         SHARES OF THE FUNDS........................................  8

         LETTER OF INTENT...........................................  9

         THE INVESTMENT ADVISER....................................  10

         TRUSTEES AND OFFICERS.....................................  11

         PORTFOLIO TRANSACTIONS AND BROKERAGE....................... 12

         DISTRIBUTION PLANS......................................... 13

         DETERMINATION OF SHARE PRICE............................... 14

         INVESTMENT PERFORMANCE..................................... 14

         CUSTODIAN.................................................. 15

         TRANSFER AGENT............................................. 15

         INDEPENDENT AUDITORS....................................... 16

         DISTRIBUTOR................................................ 16

DESCRIPTION OF THE TRUST

         The James Small Cap Fund and The James Market Neutral Fund (each a "Fund" or collectively the "Funds") were organized as series of The James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of Funds currently authorized by the Trustees.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Invest in the Funds" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of the Funds' assets, see "Share Price Calculation" in the Funds' Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments each Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies and Risk Considerations" and "Investment Policies and Techniques").

         ILLIQUID SECURITIES

         The portfolio of each Fund may contain up to 15% in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         INVESTMENT TECHNIQUES

         The James Market Neutral Fund may utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any techniques is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

         These techniques have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such techniques would result in losses greater than if they had not been used. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of such techniques would reduce net asset value, and possibly income, and such losses can be greater than if the techniques had not been utilized.

GENERAL CHARACTERISTICS OF FUTURES

         The James Market Neutral Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

         Futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of futures and options would reduce net asset value, and possibly income, and such losses can be greater than if the techniques had not been utilized.

SWAPS, CAPS, FLOORS AND COLLARS

         The James Market Neutral Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may invest up to 5% of its assets in these transactions. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         The James Market Neutral Fund may be required to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the

Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Funds will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude a Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. Each Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. Diversification. Each Fund will comply with the standards for diversification as required by the then current Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         With respect to each Fund's diversification, the current standards require that a Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or a Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% and 10% limitations.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations" above).

         1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. Each Fund will not purchase any security while borrowings representing more than 5% its total assets are outstanding. For purposes of this limitation, borrowing of securities for short sales are excluded.

         3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Options. Neither Fund will purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

         5. Short Sales. The James Small Cap Fund will not effect short sales of securities.

         6. Illiquid Securities. Neither Fund will invest more than 15% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

SHARES OF THE FUNDS

         Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for each Fund. Currently, each Fund is offering Class A shares only, but others may be offered in the future. The four classes of shares each represent an interest in the same portfolio of investments of a Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

         For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

         The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans. In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

LETTER OF INTENT

         A shareholder may qualify for reduced sales charges by sending to a Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of a Fund count toward the indicated goal. It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by an escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder.

THE INVESTMENT ADVISER

         The Funds' investment adviser is James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser"). Francis E. James, Jr. is the controlling shareholder of the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Funds' investments subject to approval of the Board of Trustees. As compensation for its management services, the Adviser is authorized to receive a fee computed and accrued daily and paid monthly (a) at an annual rate of 1.25% of the average daily net assets of The James Small Cap Fund and 1.70% of The James Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

         The Adviser retains the right to use the names "James Small Cap" and "James Market Neutral" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "James Small Cap" and "James Market Neutral" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==============================================================================
 Name, Address and Age               Positions with the Trust
------------------------------------------------------------------------------
*Barry R. James, CFA,CIC             President and a Trustee of the
P.O. Box 8                           Trust; Executive Vice
Alpha, Ohio  45301                   President, James Investment
Age: 42                              Research, Inc. (1985 to
                                     Present); President, James
                                     Capital Alliance, Inc., Alpha,
                                     Ohio (1992 to Present).
------------------------------------------------------------------------------
Thomas L. Mangan                     Vice President, Treasurer and
P.O. Box 8                           Secretary of the Trust; Vice
Alpha, Ohio  45301                   president, James Investment
Age: 49                              Research, Inc. (1994 to
                                     Present); senior vice
                                     president, Fuji Securities,
                                     Inc., Chicago, Illinois
                                     (prior to 1994).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Anthony P. D'Angelo                  Trustee of the Trust;
Dept. of the Air Force,              Professor, Graduate School of
Building 641                         Logistics and Acquisition
2950 P Street                        Management, Air Force Institute
Wright-Patterson AFB OHIO            of Technology, Wright-Patterson
45433-7765                           AFB, Ohio (1983 to present).
Age: 68
------------------------------------------------------------------------------
Hazel L. Eichelberger                Trustee of the Trust; Retired
9438 Atchison Road                   Sr. Vice President, Citizens
Dayton, Ohio  45458                  Federal Bank, Dayton, Ohio
Age: 61                              (1955 to 1997).
------------------------------------------------------------------------------
James F. Zid                         Trustee of the Trust; Retired
1083 N. Collier Blvd.                Partner, Ernst & Young, LLP,
Marco Island, Florida 34145          Columbus, Ohio (1968 to 1993).
Age: 64
==============================================================================

         Trustee fees are Trust expenses. The following table estimates the Trustees' compensation for the first full year of the Trust ending June 30, 1999.

===============================================================================
                                 TOTAL COMPENSATION FROM TRUST (THE TRUST IS
      NAME                                 NOT IN A FUND COMPLEX)
-------------------------------------------------------------------------------
Barry R. James, CFA                                $0
-------------------------------------------------------------------------------
Anthony P. D'Angelo                              $4,200
-------------------------------------------------------------------------------
Hazel L. Eichelberger                            $4,200
-------------------------------------------------------------------------------
James F. Zid                                     $4,200
===============================================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         Although investment decisions for a Fund are made independently from those of the other accounts managed by the Adviser, investments of the type a Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund. Orders placed for a Fund will not be combined ("blocked") with other orders.

DISTRIBUTION PLANS

         With respect to the Funds, the Trust has adopted a Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow each Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective. The maximum amounts payable by the Funds under the Plans are described in the Prospectus.

         The Plans, the Distribution Agreement, the Selling Agreements and the Service Agreements of each Fund have been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements on August 20, 1998. Continuation of the Plans and the related agreements must be approved annually by the Trustees, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the respective class' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and official federal holidays. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:     P     =     a hypothetical $1,000 initial investment
           T     =     average annual total return
           n     =     number of years
           ERV   =     ending redeemable value at the end of the
                       applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         Each Fund's investment performance will vary depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of each Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. Each Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Stock Index or a blend of stock and bond indices.

         In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. As Custodian, Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at a Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Countrywide Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Countrywide Fund Services, Inc. also provides the Funds with certain monthly reports, record-keeping and other management related services.

INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1999. Deloitte & Touche LLP will perform an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.